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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 6, 2000

                               AZCO MINING INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         DELAWARE                       0-20430                 84-1094315

(STATE OR OTHER JURISDICTION        (COMMISSION FILE         (I.R.S. EMPLOYER
     OF INCORPORATION)                   NUMBER)             IDENTIFICATION NO.)




                            7239 EL MIRAGE ROAD

                           GLENDALE, ARIZONA  85307

               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)
                                 (623) 935-0774

              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
              ----------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits:

     See Exhibit Index following the Signature page of this report, which is incorporated herein by reference.


ITEM 9.  REGULATION FD DISCLOSURE.

     A copy of the press release dated December 6, 2000 is filed herewith as
Exhibit 99.1 and is incorporated herein by reference.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        AZCO MINING INC.

Date: December 11, 2000                 By: /s/ Ryan Modesto
                                            ------------------------------------
                                            Ryan Modesto
                                            Vice President - Finance and Chief
                                            Financial Officer

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                                AZCO MINING INC.
                               (THE "REGISTRANT")
                          (COMMISSION FILE NO. 0-20430)

                                  EXHIBIT INDEX
                                       TO
                             FORM 8-K CURRENT REPORT
                             DATED DECEMBER 11, 2000

                                             INCORPORATED
EXHIBIT                                       HEREIN BY                  FILED
NUMBER       DESCRIPTION                     REFERENCE TO              HEREWITH
-------      -----------                     ------------              --------
 99.1        Press Release,                                                X
             dated December 11, 2000




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